UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

165 Gibraltar Court, Sunnyvale, California 94089
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 101.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is incorporated by reference to Item 2.03 of this report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Loan and Security Agreement with Steward Capital Holdings, LP

On September 4, 2020, Ondas Networks Inc. f/k/a Full Spectrum Inc. (“Ondas Networks”), the wholly owned subsidiary of Ondas Holdings Inc., (the “Company”) and Steward Capital Holdings, LP (“Steward Capital”) entered into the Second Amendment to Loan and Security Agreement (the “Second Amendment”) entered into between the parties on March 9, 2018 (the “Agreement”), to (i) extend and amend the Maturity Date, as defined in Section 1.1 of the Agreement, to read in its entirety “means September 9, 2021”, (ii) capitalize all accrued interest into the note(s) resulting in a new principal balance of $11,254,236.14 as of September 9, 2020, and (iii) waive the requirement of monthly interest only payments beginning on September 9, 2020 with all accrued and unpaid interest due and payable on the Maturity Date. In connection with the waivers, extension and amendment, the Company agreed to pay to Steward Capital, (i) a fee equal to three percent (3%) of the current outstanding principal balance of the Loan (as defined in the Agreement), due on the Maturity Date, and (ii) the issuance of 120,000 shares of the Company’s common stock on or before October 1, 2020 (the “Shares”). The Shares will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, as a sale not involving any public offering.

A copy of the Second Amendment is filed herewith as Exhibit 10.6 and incorporated herein by reference.

Amendment to Secured Promissory Notes

In addition to the Loan described above, the Company has two outstanding secured promissory notes pursuant to the Loan Agreement for an aggregate principal amount of $10,000,000. Such secured promissory notes are dated March 9, 2018 and October 9, 2018 (collectively with the Loan, the “Secured Promissory Notes”).

In connection with the Second Amendment, on September 4, 2020, Ondas Networks and Steward Capital entered into a Second Amendment to Secured Promissory Notes (i) to amend the term Maturity Date in the Secured Promissory Notes from September 9, 2019 to September 9, 2021, (ii) to capitalize all accrued and unpaid interest through September 9, 2020 into the principal balance of the Notes, and (iii) to declare that all interest accruing between September 9, 2020 and the Maturity Date will be due and payable on the Maturity Date (the “Second Loan Amendment”).

A copy of the Second Loan Amendment is filed herewith as Exhibit 10.7 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is incorporated by reference to Item 2.03 of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Loan and Security Agreement, by and between Full Spectrum Inc. and Steward Capital Holdings, LP, dated as of March 9, 2018 filed as Exhibit 10.8 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2018 (File No. 333-205271).

10.2	Secured Promissory Note for $5,000,000 issued to Steward Capital Holdings, LP by Full Spectrum Inc. dated March 9, 2018 filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2018 (File No. 333-205271).

10.3	Secured Promissory Note for $5,000,000 issued to Steward Capital Holdings, LP by Full Spectrum Inc. dated October 9, 2018 filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2018 (File No. 333-205271).

10.4	First Amendment to Loan and Security Agreement, dated as of June 18, 2019, by and between Ondas Networks Inc. and Steward Capital Holdings, LP. filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2019 (File No. 000-56004).

10.5	First Amendment to Secured Promissory Notes dated June 18, 2019 filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on June 18, 2019 (File No. 000-56004).

10.6	Second Amendment to Loan and Security Agreement, dated as of September 4, 2020, by and between Ondas Networks Inc. and Steward Capital Holdings, LP.*

10.7	Second Amendment to Secured Promissory Notes dated as of September 4, 2020, by and between Ondas Networks Inc. and Steward Capital Holdings, LP.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2020	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

3